                                          OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC. SM
                                                   Supplement dated August 31, 2007
                                                to the Prospectus dated March 30, 2007

This supplement amends the Prospectus dated March 30, 2007.

The Prospectus is revised by deleting the section titled "Advisory Fees" beginning on page 14 in its entirety and replacing it with the following:

         Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.60% of the first $1 billion of average annual net assets of the Fund and
         0.55% of average annual net assets in excess of $1 billion. The Fund's management fee for its last fiscal year ended
         November 30, 2006 was 0.60% of average annual net assets for each class of shares.

         Effective September 1, 2007 the Fund pays the Manager an advisory fee at the following annual rate that declines as the Fund's assets grow: 0.60% of the first $1.0 billion of average annual net assets of the Fund, 0.55% of the next
         $1.0 billion, and 0.52% of average annual net assets over $2.0 billion.

         Under a separate administration agreement, the Manager provides administrative services to the Fund and handles its business affairs at a fee of 0.25% of the first $500 million of average annual net assts of the Fund and 0.15% of average annual net assets in excess of $500 million.

         A discussion regarding the basis for the Board's approval of the Fund's investment advisory contracts with the
         Manager is available in the Fund's Semi-Annual Report to shareholders for the six month period ended May 31, 2007.

August 31, 2007                                                                               PS0254.034